Fees Summary	Mar. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,557,305.60
Previously Paid Amount	0.00
Total Fee Amount	1,319.86
Total Offset Amount	0.00
Net Fee	$ 1,319.86